UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

June 24, 2015

Date of Report (Date of earliest event reported)

LOCAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices, zip code)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 24, 2015, Local Corporation (the “Company”) received a notice of delisting letter from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that, based on the Company’s filing for protection under Chapter 11 of the U.S. Bankruptcy Code and in accordance with NASDAQ Listing Rules 5101, 5110(b), and IM-5101-1, the NASDAQ staff has determined that the Company’s securities will be delisted from The Nasdaq Stock Market. Trading of the Company’s common stock will be suspended at the opening of business on July 6, 2015, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company does not intend to appeal this matter with the NASDAQ.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL CORPORATION

Date: June 26, 2015	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer